Fees Summary	Aug. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,714,409.58
Previously Paid Amount	901.03
Total Fee Amount	1,966.54
Total Offset Amount	0.00
Net Fee	$ 1,065.51